EXECUTION COPY
October 20, 2005
To those Persons
shown on the Signatures Pages hereto
as the Agent, the Committed Lenders
and the Conduit Lenders
Re:      Trinity Rail Leasing Trust II
Ladies and Gentlemen:
     Reference is made to the Warehouse Loan Agreement, dated as of June 27, 2002 (as amended, supplemented, amended and restated or otherwise modified or from time to time, the “Loan Agreement”), among Trinity Industries Leasing Company, a Delaware corporation, Trinity Rail Leasing Trust II, a Delaware statutory trust, the lending institutions from time to time parties thereto, and Credit Suisse, New York Branch, as Agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.
     Pursuant to Section 2.14 of the Loan Agreement,
     (1) The Borrower agrees that, upon the occurrence of any Hedging Event, it will enter into an Acceptable Derivatives Agreement no later than the last day of the Required Time Period, using funds available under clause (y) of clause fifth of Section 2.07(c)(i),(ii), or (iii), as applicable, of the Loan Agreement.
(a)	“Hedging Event” means
(A)	the occurrence and continuation of any of the following at any time during the Availability Period:
(i)	on any Settlement Date, the United States Dollar London Interbank Offered Rate for a one-month Interest Period (“One Month LIBOR”) commencing on such Settlement Date equals or exceeds 6.00%;

(ii)	on any Settlement Date, the Two Year USD Swap Rate equals or exceeds 6.50%; or

(iii)	receipt by the Borrower or the Agent of notification by either of Moody’s or S&P that entering into an Acceptable Derivatives Agreement is necessary in order to retain the then current rating by such rating agency of the Loans; or
(B)	at any time, the occurrence of any Event of Default or Manager Event of Default, or the occurrence of the third Scheduled Payment Date.

(b)	“Acceptable Derivatives Agreement” means a Derivatives Agreement with a term that extends at least until the anticipated date when the outstanding amount of all Loans are repaid in full and all Commitments have terminated, in the form of any of the following, in each case with monthly settlement and having a notional amount equal to the aggregate outstanding principal amount of the Loans on the date of such Derivatives Agreement, with such notional amount declining automatically according to a schedule which is consistent with the then anticipated principal repayments of the Loans:
(i)	an interest rate cap agreement with a cap rate which is no higher than 8.00%;

(ii)	an interest rate swap agreement under which the fixed rate paid by the Borrower, exclusive of credit spreads, will not exceed 8.00%; or

(iii)	any other Derivatives Agreement that is approved by (1) the Agent and the Required Lenders, in the case of a Hedging Event described in clause (A) of the definition of such term, or (2) all the Committed Lenders, in the case of a Hedging Event described in clause (B) of the definition of such term, in each case under which the Borrower is protected for increases in One Month LIBOR above 8.00%.
(c)	“Required Time Period” means
(i)	in respect of any Hedging Event listed in clauses (a)(A)(i) or (a)(A)(ii) above, the period of 20 Business Days from (but excluding) the Settlement Date on which such event occurs;

(ii)	in respect of any Hedging Event listed in clause (a)(A)(iii) above, the period of 20 Business Days from (but excluding) the date any such notice is received by the Borrower; and

(iii)	in respect of any Hedging Event listed in clause (a)(B) above, the period of 10 Business Days from (but excluding) the date such event occurs.
(d)	“Two Year USD Swap Rate” on any Settlement Date means the rate calculated by the Agent on such Settlement Date as the fixed rate which would be payable by a fixed rate payer (exclusive of credit spreads) in exchange for floating rate payments equal to One Month LIBOR under a two-year United States Dollar interest rate swap agreement, with monthly settlement, having a notional amount equal to the outstanding principal amount of the Loans on such Settlement Date.
     The Borrower will, to the extent required by any Committed Lender, amend any Acceptable Derivatives Agreement which is then in effect at any time when there is (i) any increase in the outstanding principal amount of the Loans or (ii) any change in the contractual payment schedule of the Loans, so that such Acceptable Derivatives Agreement, as amended,

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would comply with the definition of “Acceptable Derivatives Agreement” if first entered into on the date of such amendment.
     Amounts received by the Borrower under any Acceptable Derivatives Agreement shall be deposited into the Collection Account and applied as set forth in Section 2.07(c) of the Loan Agreement.
     The Borrower hereby represents and warrants that no Default has occurred and is continuing as of the date of this letter agreement.
     This letter agreement is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. Breach of this letter agreement shall constitute a breach of Section 2.14 of the Loan Agreement and shall constitute an Event of Default under the Loan Agreement if such breach is continuing after the 15th day following the expiration of the applicable Required Time Period. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This letter agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
[Signature Pages Follow]

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TRINITY INDUSTRIES LEASING COMPANY
By:	/s/ Eric Marchetto
	Name:	Eric Marchetto
	Title:	Vice President

TRINITY RAIL LEASING TRUST II
By:	/s/ Eric Marchetto
	Name:	` Eric Marchetto
	Title:	Vice President

AGREED AND ACCEPTED AS OF THE DATE SET FORTH ABOVE
CREDIT SUISSE, NEW YORK BRANCH
(formerly known as Credit Suisse First Boston,
New York Branch), as Agent and as a Committed Lender

By:

Name:
Title:

By:
Name:
Title:

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact

By:

Name:
Title:

By:

Name:
Title:

TRINITY INDUSTRIES LEASING COMPANY
By:
Name:
Title:

TRINITY RAIL LEASING TRUST II
By:
Name:
Title:

AGREED AND ACCEPTED AS OF THE DATE SET FORTH ABOVE
CREDIT SUISSE, NEW YORK BRANCH
(formerly known as Credit Suisse First Boston,
New York Branch), as Agent and as a Committed Lender

By:	/s/ Alberto Zonca

Name: Alberto Zonca Title: Director

By:	/s/ Michael W. Koenitzer

Name: Michael W. Koenitzer Title:

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG Title: Vice President

GREENWICH FUNDING CORPORATION, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG Title: Vice President

ALPINE SECURITIZATION CORP, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG Title: Vice President

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender

By:	/s/ David O. Taylor

Name: David O. Taylor Title: Vice President

By:	/s/ Brad Ellis

Name: Brad Ellis Title: Vice President

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender

By:	/s/ Matthew M. Dorr

Name: Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender

By:	/s/ Brett Delfino

Name: Brett Delfino Title: Executive Director

By:	/s/ Jacqueline L. Arambulo

Name: Jacqueline L. Arambulo Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ Matthew M. Dorr

Name: Matthew M. Dorr Title: Vice president

GRESHAM RECEIVABLES (NO. 3) LIMITED, as a Committed Lender

By:	/s/ R.C. Gerwat

Name: R.C. Gerwat Title: Director